UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-490
Oppenheimer Equity Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  December 31
Date of reporting period:  12/31/2008

Item 1.  Reports to Stockholders.

December 31, 2008

Oppenheimer

Equity Fund, Inc.

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

December 31, 2008 Management Oppenheimer Commentaries Equity Fund, Inc. and Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries
Oil, Gas & Consumable Fuels	7.9%
Communications Equipment	6.9
Chemicals	6.6
Pharmaceuticals	6.2
Capital Markets	5.8
Media	4.4
Health Care Providers & Services	3.9
Diversified Financial Services	3.2
Aerospace & Defense	3.0
Insurance	2.8
Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2008, and are based on net assets.

Top Ten Common Stock Holdings
QUALCOMM, Inc.	3.4%
Devon Energy Corp.	2.6
Chevron Corp.	2.6
Lubrizol Corp. (The)	2.3
Everest Re Group Ltd.	2.2
Research in Motion Ltd.	2.1
AT&T, Inc.	1.9
Julius Baer Holding AG	1.9
PepsiCo, Inc.	1.9
Tyco International Ltd.	1.7
Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2008, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
7 | OPPENHEIMER EQUITY FUND, INC.

TOP HOLDINGS AND ALLOCATIONS
Sector Allocation Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2008, and are based on the total market value of common stocks.
8 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended December 31, 2008, Oppenheimer Equity Fund, Inc.’s Class A shares (without sales charges) produced a return of —43.83% for the reporting period, underperforming the -36.99% return of the S&P 500 Index. While we find the Fund’s short-term results extremely disappointing, we remain optimistic with regard to the Fund’s composition. On a relative basis versus the index, the Fund was most hurt by its holdings in the consumer discretionary, energy and financial sectors, primarily due to poor stock selection, while stocks in the utilities and materials sectors aided relative performance.
     On an individual stock basis, the Fund benefited from its investment in QUALCOMM, Inc., the largest holding of the Fund at period end. QUALCOMM was able to weather the credit crisis and economic downturn during the reporting period much better than its peers. Two other holdings that performed well on a relative basis were pharmaceuticals firm Abbott Laboratories and insurance company Everest Re Group Ltd. The Fund gained performance by exiting its positions in several holdings during the reporting period, among them Take-Two Interactive Software, Inc., a gaming software firm; Halliburton Co., the oilfield services giant and FMC Corp., an agricultural chemicals company. The Fund’s relative performance benefited from its positions in the utilities and materials sectors.
     As has been the case for the bulk of 2008, consumer discretionary stocks lagged due to a slowdown in consumer spending in light of the bleak economic climate. Here, a number of the Fund’s stock selections lagged on a relative basis, including Las Vegas Sands Corp., the hotel giant that opened Asia’s first fully integrated resort, The Venetian Macao Resort Hotel, but suffered due to a reduction in casino attendance. We exited our position in Las Vegas Sands. Media stocks also witnessed steep declines during the reporting period, including Focus Media Holding Ltd. and Liberty Global, Inc. Energy stocks declined sharply during the reporting period when crude prices dropped from their highs of $141 per barrel in July to under $45 by the reporting period’s end. In particular, relative Fund performance in the energy sector was hurt by underweighting the largest energy companies, or supermajors, as well as owning positions in Hess Corp. (which we exited) and Petroleo Brasileiro SA.
     While financial stocks lagged during the reporting period, where a myriad of diversified financial conglomerates, banks and insurance companies reported severe losses, our stock selection strategy underperformed the index. Within the capital markets subsec-tor of financials, Switzerland-based Julius Baer Holding Co., Goldman Sachs Group, Inc.,
9 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Morgan Stanley, JPMorgan Chase & Co. and UBS AG reported severe losses. We exited our position in UBS. In the insurance arena, the stock price of National Financial Partners (NFP) Corp., a company that distributes financial services products to wealthy individuals and families as well as entrepreneurial businesses, fell sharply amid the declining economic climate. Within the information technology sector, Research in Motion Ltd. had disappointing results during this extremely turbulent reporting period.
     As of the end of the reporting period, the Fund held a significant relative overweight position to the S&P 500 Index within the information technology, materials and health care areas. Conversely, the Fund was underweight the benchmark within the consumer staples, consumer discretionary, energy and industrials sectors.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of U.S. equity securities. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER EQUITY FUND, INC.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
$16,000 14,000 12,000 $10,000 10,000 $9,425 $8,699 8,000 $8,043 6,000 0 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 12/31/08 1-Year —47.06% 5-Year —4.98% 10-Year —2.15%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Fund, Inc. (Class B) S&P 500 Index $16,000 14,000 12,000 10,000 $10,000 $8,699 8,000 $8,120 6,000 0 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 12/31/08 1-Year —47.15% 5-Year —4.99% 10-Year —2.06%
12 | OPPENHEIMER EQUITY FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Fund, Inc. (Class C) S&P 500 Index $16,000 14,000 12,000 10,000 $10,000 $8,699 8,000 $7,825 6,000 0 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 12/31/08 1-Year —44.89% 5-Year —4.71% 10-Year —2.42%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Fund, Inc. (Class N) S&P 500 Index $16,000 14,000 12,000 $10,000 10,000 $8,402 8,000 $7,659 6,000 0 3/1/01 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 12/31/08
1-Year —44.69% 5-Year —4.28% Since Inception (3/1/01) —3.35%
14 | OPPENHEIMER EQUITY FUND, INC.

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Fund, Inc. (Class Y) S&P 500 Index $18,000 16,000 14,000 12,000 10,000 $10,000 $8,699 8,000 $8,630 6,000 0 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 Average Annual Total Returns of Class Y Shares of the Fund at 12/31/08 1-Year —43.79% 5-Year —3.75% 10-Year —1.46%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER EQUITY FUND, INC.

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER EQUITY FUND, INC.

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
17 | OPPENHEIMER EQUITY FUND, INC.

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2008	December 31, 2008	December 31, 2008

Class A	$1,000.00	$623.20	$3.97
Class B	1,000.00	619.50	7.78
Class C	1,000.00	620.60	7.83
Class N	1,000.00	621.20	5.73
Class Y	1,000.00	623.00	3.44

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.26	4.94
Class B	1,000.00	1,015.58	9.67
Class C	1,000.00	1,015.53	9.72
Class N	1,000.00	1,018.10	7.13
Class Y	1,000.00	1,020.91	4.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 are as follows:

Class	Expense Ratios

Class A	0.97%
Class B	1.90
Class C	1.91
Class N	1.40
Class Y	0.84
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value

Common Stocks—96.0%
Consumer Discretionary—5.9%
Hotels, Restaurants & Leisure—0.3%
Burger King Holdings, Inc.	183,200	$4,374,816
Media—4.4%
Cablevision Systems Corp. New York Group, Cl. A	619,236	10,427,934
Cinemark Holdings, Inc.	867,365	6,444,522
Focus Media Holding Ltd., ADR[1]	293,700	2,669,733
Liberty Global, Inc., Series C1	570,288	8,656,972
McGraw-Hill Cos., Inc. (The)	186,700	4,329,573
News Corp., Inc., Cl. A	2,377,470	21,611,202
Time Warner Cable, Inc., Cl. A1	502,150	10,771,118
Walt Disney Co. (The)	102,500	2,325,725

		67,236,779

Specialty Retail—0.3%
Staples, Inc.	209,300	3,750,656
Textiles, Apparel & Luxury Goods—0.9%
Coach, Inc.[1]	263,625	5,475,491
Polo Ralph Lauren Corp., Cl. A	190,200	8,636,982

		14,112,473

Consumer Staples—8.7%
Beverages—2.3%
Molson Coors Brewing Co., Cl. B	109,500	5,356,740
PepsiCo, Inc.	530,980	29,081,775

		34,438,515

Food & Staples Retailing—2.5%
Kroger Co. (The)	840,700	22,202,887
Wal-Mart Stores, Inc.	270,400	15,158,624

		37,361,511

Food Products—2.6%
Cadbury plc	1,365,262	$12,124,094
Campbell Soup Co.	279,080	8,375,191
Nestle SA	476,191	18,735,349

		39,234,634

Household Products—0.2%
Colgate-Palmolive Co.	55,400	3,797,116
Tobacco—1.1%
Philip Morris International, Inc.	398,836	17,353,354
Energy—9.2%
Energy Equipment & Services—1.3%
Cameron International Corp.[1]	187,200	3,837,600
Schlumberger Ltd.	290,850	12,311,681
Transocean Ltd.[1]	61,600	2,910,600

		19,059,881

Oil, Gas & Consumable Fuels—7.9%
Chevron Corp.	523,500	38,723,295
Devon Energy Corp.	590,676	38,813,320
Occidental Petroleum Corp.	276,300	16,575,237
Range Resources Corp.	320,050	11,006,520
XTO Energy, Inc.	436,275	15,387,419

		120,505,791

Financials—13.4%
Capital Markets—5.8%
Charles Schwab Corp. (The)	212,800	3,440,976
Credit Suisse Group AG	232,777	6,369,171
Credit Suisse Group AG, ADR	581,611	16,436,327
Goldman Sachs Group, Inc. (The)	63,000	5,316,570
Julius Baer Holding AG	764,362	29,352,245
Morgan Stanley	987,029	15,831,945
Northern Trust Corp.	141,700	7,388,238
T. Rowe Price Group, Inc.	106,000	3,756,640

		87,892,112
F1 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Consumer Finance—1.3%
SLM Corp.[1]	2,224,397	$19,797,133
Diversified Financial Services—3.2%
Bank of America Corp.	941,770	13,260,122
BM&F BOVESPA SA	1,321,000	3,502,384
IntercontinentalExchange, Inc.[1]	168,200	13,866,408
JPMorgan Chase & Co.	369,480	11,649,704
MSCI, Inc., Cl. A1	353,510	6,278,338

		48,556,956

Insurance—2.8%
Aon Corp.	98,000	4,476,640
Assurant, Inc.	108,470	3,254,100
Everest Re Group Ltd.	434,504	33,083,135
National Financial Partners Corp.	725,620	2,205,885

		43,019,760

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	159,200	4,409,840
Health Care—17.6%
Biotechnology—2.8%
Amgen, Inc.[1]	92,800	5,359,200
Celgene Corp.[1]	234,289	12,951,496
Genentech, Inc.[1]	69,000	5,720,790
Gilead Sciences, Inc.[1]	364,010	18,615,471

		42,646,957

Health Care Equipment & Supplies—2.6%
Bard (C.R.), Inc.	45,200	3,808,552
Baxter International, Inc.	318,000	17,041,620
Dentsply International, Inc.	243,000	6,862,320
Intuitive Surgical, Inc.[1]	25,500	3,238,245
Medtronic, Inc.	140,400	4,411,368
Stryker Corp.	108,800	4,346,560

		39,708,665

Health Care Providers & Services—3.9%
Aetna, Inc.	688,803	19,630,886
Express Scripts, Inc.[1]	276,100	15,179,978
Schein (Henry), Inc.[1]	155,200	$5,694,288
WellPoint, Inc.[1]	447,991	18,873,861

		59,379,013

Life Sciences Tools & Services—2.1%
Covance, Inc.[1]	128,400	5,910,252
Illumina, Inc.[1]	238,300	6,207,715
Thermo Fisher Scientific, Inc.[1]	599,120	20,412,018

		32,529,985

Pharmaceuticals—6.2%
Abbott Laboratories	413,904	22,090,056
Allergan, Inc.	212,200	8,555,904
Roche Holding AG	56,791	8,726,880
Schering-Plough Corp.	1,406,927	23,959,967
Shire plc	483,018	7,165,494
Wyeth	612,200	22,963,622

		93,461,923

Industrials—8.7%
Aerospace & Defense—3.0%
General Dynamics Corp.	73,800	4,250,142
Goodrich Corp.	338,870	12,544,967
Lockheed Martin Corp.	197,200	16,580,576
United Technologies Corp.	233,100	12,494,160

		45,869,845

Air Freight & Logistics—0.5%
United Parcel Service, Inc., Cl. B	136,470	7,527,685
Construction & Engineering—0.2%
Quanta Services, Inc.[1]	142,800	2,827,440
Electrical Equipment—0.8%
ABB Ltd.	842,108	12,672,088
Industrial Conglomerates—2.2%
Siemens AG, Sponsored ADR	101,115	7,659,461
Tyco International Ltd.	1,195,850	25,830,360

		33,489,821
F2 | OPPENHEIMER EQUITY FUND, INC.

	Shares	Value

Machinery—1.2%
Joy Global, Inc.	180,900	4,140,801
Navistar International Corp.[1]	662,320	14,160,402

		18,301,203

Road & Rail—0.4%
Burlington Northern Santa Fe Corp.	69,300	5,246,703
Trading Companies & Distributors—0.4%
Aircastle Ltd.	1,175,530	5,619,033
Information Technology—18.5%
Communications Equipment—6.9%
Cisco Systems, Inc.[1]	972,853	15,857,504
F5 Networks, Inc.[1]	239,500	5,474,970
QUALCOMM, Inc.	1,431,029	51,273,769
Research in Motion Ltd.[1]	774,990	31,449,094

		104,055,337

Computers & Peripherals—1.7%
Apple, Inc.[1]	218,300	18,631,905
NetApp, Inc.[1]	512,792	7,163,704

		25,795,609

Electronic Equipment & Instruments—0.2%
FLIR Systems, Inc.[1]	111,300	3,414,684
Internet Software & Services—2.1%
eBay, Inc.[1]	511,200	7,136,352
Google, Inc., Cl. A1	79,100	24,335,115

		31,471,467

IT Services—2.5%
Affiliated Computer Services, Inc., Cl. A1	165,420	7,601,049
MasterCard, Inc., Cl. A	93,300	13,335,369
SAIC, Inc.[1]	262,300	5,109,604
Visa, Inc., Cl. A	232,260	12,182,037

		38,228,059

Semiconductors & Semiconductor Equipment—2.4%
Broadcom Corp., Cl. A1	558,084	9,470,685
Lam Research Corp.[1]	149,418	3,179,615
Microchip Technology, Inc.	318,400	$6,218,352
NVIDIA Corp.[1]	693,510	5,596,626
Texas Instruments, Inc.	413,400	6,415,968
Varian Semiconductor Equipment Associates, Inc.[1]	322,798	5,849,100

		36,730,346

Software—2.7%
Adobe Systems, Inc.[1]	396,454	8,440,506
Autodesk, Inc.[1]	394,289	7,747,779
Microsoft Corp.	381,500	7,416,360
Nintendo Co. Ltd.	11,400	4,376,442
Oracle Corp.[1]	443,410	7,861,659
Salesforce.com, Inc.[1]	175,000	5,601,750

		41,444,496

Materials—6.6%
Chemicals—6.6%
Ecolab, Inc.	97,900	3,441,185
Lubrizol Corp. (The)	948,030	34,498,812
Monsanto Co.	329,395	23,172,938
Mosaic Co. (The)	620,527	21,470,234
Potash Corp. of Saskatchewan, Inc.	69,500	5,088,790
Praxair, Inc.	206,500	12,257,840

		99,929,799

Telecommunication Services—3.3%
Diversified Telecommunication Services—1.9%
AT&T, Inc.	1,034,663	29,487,896
Wireless Telecommunication Services—1.4%
Crown Castle International Corp.[1]	652,000	11,462,160
NII Holdings, Inc.[1]	491,900	8,942,742

		20,404,902

Utilities—4.1%
Electric Utilities—2.4%
American Electric Power Co., Inc.	571,626	19,023,713
F3 | OPPENHEIMER EQUITY FUND, INC.

	Shares	Value

Electric Utilities Continued
Exelon Corp.	317,040	$17,630,594

		36,654,307

Multi-Utilities—1.7%
PG&E Corp.	654,340	25,329,501

Total Common Stocks (Cost $1,738,306,449)		1,457,128,091

Preferred Stocks—1.4%
Petroleo Brasileiro SA, Sponsored ADR (Cost $36,346,150)	1,010,508	20,624,468

Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[2,3] (Cost $40,968,570)	40,968,570	$40,968,570
Total Investments, at Value (Cost $1,815,621,169)	100.1%	1,518,721,129
Liabilities in Excess of Other Assets	(0.1)	(1,149,125)

Net Assets	100.0%	$1,517,572,004

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	57,317,158	788,679,307	805,027,895	40,968,570

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$40,968,570	$1,577,699

3.	Rate shown is the 7-day yield as of December 31, 2008.
F4 | OPPENHEIMER EQUITY FUND, INC.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end.
These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$1,415,696,982	$—
Level 2—Other Significant Observable Inputs	103,024,147	(2,601)
Level 3—Significant Unobservable Inputs	—	—

Total	$1,518,721,129	$(2,601)

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Foreign currency exchange contracts as of December 31, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized
Contract Description	Buy	(000s)	Date	Value	Depreciation

Japanese Yen (JPY)	Buy	60,671 JPY	1/7/09	$668,860	$2,601
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,774,652,599)	$1,477,752,559
Affiliated companies (cost $40,968,570)	40,968,570

1,518,721,129
Cash	842,173
Receivables and other assets:
Investments sold	33,373,387
Dividends	4,056,761
Shares of capital stock sold	514,488
Due from Manager	112
Other	68,644

Total assets	1,557,576,694

Liabilities
Unrealized depreciation on foreign currency exchange contracts	2,601
Payables and other liabilities:
Investments purchased	35,664,711
Shares of capital stock redeemed	2,875,576
Distribution and service plan fees	832,682
Transfer and shareholder servicing agent fees	342,134
Shareholder communications	209,022
Directors’ compensation	21,579
Other	56,385

Total liabilities	40,004,690

Net Assets	$1,517,572,004

Composition of Net Assets
Par value of shares of capital stock	$26,559,743
Additional paid-in capital	2,419,057,415
Accumulated net investment income	9,743,817
Accumulated net realized loss on investments and foreign currency transactions	(640,873,364)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(296,915,607)

Net Assets	$1,517,572,004

F6 | OPPENHEIMER EQUITY FUND, INC.

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,325,211,286 and 230,578,729 shares of capital stock outstanding)	$5.75
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.10

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,189,598 and 10,848,230 shares of capital stock outstanding)	$5.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $56,414,725 and 10,515,077 shares of capital stock outstanding)	$5.37

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,851,981 and 6,010,567 shares of capital stock outstanding)	$5.63

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $43,904,414 and 7,644,822 shares of capital stock outstanding)	$5.74
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,241,348)	$37,275,596
Affiliated companies	1,577,699
Interest	62,434
Other income	55,493

Total investment income	38,971,222

Expenses
Management fees	12,890,388
Distribution and service plan fees:
Class A	4,824,480
Class B	1,009,470
Class C	900,649
Class N	247,867
Transfer and shareholder servicing agent fees:
Class A	3,189,413
Class B	223,066
Class C	268,543
Class N	156,674
Class Y	166,940
Shareholder communications:
Class A	399,237
Class B	69,378
Class C	28,814
Class N	8,076
Class Y	4,162
Directors’ compensation	58,153
Custodian fees and expenses	28,501
Other	271,498

Total expenses	24,745,309
Less reduction to custodian expenses	(8,789)
Less waivers and reimbursements of expenses	(98,871)

Net expenses	24,637,649

Net Investment Income	14,333,573
F8 | OPPENHEIMER EQUITY FUND, INC.

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(570,564,861)
Foreign currency transactions	3,039,885

Net realized loss	(567,524,976)
Net change in unrealized depreciation on:
Investments	(710,766,561)
Translation of assets and liabilities denominated in foreign currencies	(12,635,852)

Net change in unrealized depreciation	(723,402,413)

Net Decrease in Net Assets Resulting from Operations	$(1,276,593,816)

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$14,333,573	$12,054,555
Net realized gain (loss)	(567,524,976)	311,509,869
Net change in unrealized appreciation (depreciation)	(723,402,413)	(39,792,657)

Net increase (decrease) in net assets resulting from operations	(1,276,593,816)	283,771,767

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,996,182)	(11,774,436)
Class B	—	—
Class C	—	—
Class N	—	(100,783)
Class Y	(268,610)	(381,681)

	(5,264,792)	(12,256,900)
Distributions from net realized gain:
Class A	(6,542,352)	(366,198,237)
Class B	(304,521)	(20,421,120)
Class C	(295,843)	(15,778,308)
Class N	(167,100)	(7,337,374)
Class Y	(214,236)	(9,241,721)

	(7,524,052)	(418,976,760)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	(248,664,585)	417,114,252
Class B	(32,181,498)	(11,383,810)
Class C	(7,821,582)	37,579,601
Class N	5,343,332	28,239,046
Class Y	(5,211,271)	29,085,963

	(288,535,604)	500,635,052

Net Assets
Total increase (decrease)	(1,577,918,264)	353,173,159
Beginning of period	3,095,490,268	2,742,317,109

End of period (including accumulated net investment income of $9,743,817 and $739,760, respectively)	$1,517,572,004	$3,095,490,268

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$10.33	$10.81	$10.51	$10.84	$10.77
Income (loss) from investment operations:
Net investment income[1]	.06	.06	.04	.04	.07
Net realized and unrealized gain (loss)	(4.59)	1.12	1.05	.86	1.07

Total from investment operations	(4.53)	1.18	1.09	.90	1.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.05)	(.03)	(.04)	(.07)
Distributions from net realized gain	(.03)	(1.61)	(.76)	(1.19)	(1.00)

Total dividends and/or distributions to shareholders	(.05)	(1.66)	(.79)	(1.23)	(1.07)
Net asset value, end of period	$5.75	$10.33	$10.81	$10.51	$10.84

Total Return, at Net Asset Value[2]	(43.83)%	10.73%	10.34%	8.16%	10.73%[3]

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,325,211	$2,699,449	$2,408,295	$2,297,161	$2,270,477
Average net assets (in thousands)	$2,114,509	$2,631,437	$2,328,304	$2,238,135	$2,248,969
Ratios to average net assets:[4]
Net investment income	0.67%	0.48%	0.34%	0.38%	0.61%
Total expenses	0.94%[5,6,7]	0.86%[5,6,7]	0.88%[5,6]	0.89%[7]	0.89%[7]
Portfolio turnover rate	111%	132%	85%	75%	91%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Less than 0.01% of the Fund’s return consists of a voluntary payment to the Fund by the Manager.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	0.94%
Year Ended December 31, 2007	0.86%
Year Ended December 31, 2006	0.88%

6.	Waiver or reimbursement of indirect management fees less than 0.005%.

7.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$9.69	$10.28	$10.09	$10.51	$10.51
Income (loss) from investment operations:
Net investment loss[1]	(.02)	(.04)	(.05)	(.05)	(.04)
Net realized and unrealized gain (loss)	(4.28)	1.06	1.00	.82	1.04

Total from investment operations	(4.30)	1.02	.95	.77	1.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	(.03)	(1.61)	(.76)	(1.19)	(1.00)

Total dividends and/or distributions to shareholders	(.03)	(1.61)	(.76)	(1.19)	(1.00)
Net asset value, end of period	$5.36	$9.69	$10.28	$10.09	$10.51

Total Return, at Net Asset Value[2]	(44.38)%	9.70%	9.37%	7.16%	9.70%[3]

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,190	$143,008	$160,314	$206,957	$263,376
Average net assets (in thousands)	$100,715	$153,405	$180,523	$224,966	$283,662
Ratios to average net assets:[4]
Net investment loss	(0.21)%	(0.39)%	(0.53)%	(0.52)%	(0.35)%
Total expenses	1.84%[5]	1.73%[5]	1.77%[5]	1.79%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.73%	1.77%	1.79%	1.81%
Portfolio turnover rate	111%	132%	85%	75%	91%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	0.11% of the Fund’s return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 9.59%.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.84%
Year Ended December 31, 2007	1.73%
Year Ended December 31, 2006	1.77%
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER EQUITY FUND, INC.

Class C Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.28	$10.09	$10.51	$10.51
Income (loss) from investment operations:
Net investment loss[1]	(.02)	(.05)	(.06)	(.05)	(.03)
Net realized and unrealized gain (loss)	(4.28)	1.08	1.01	.82	1.03

Total from investment operations	(4.30)	1.03	.95	.77	1.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	(.03)	(1.61)	(.76)	(1.19)	(1.00)

Total dividends and/or distributions to shareholders	(.03)	(1.61)	(.76)	(1.19)	(1.00)
Net asset value, end of period	$5.37	$9.70	$10.28	$10.09	$10.51

Total Return, at Net Asset Value[2]	(44.33)%	9.82%	9.36%	7.16%	9.70%[3]

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,415	$112,493	$82,674	$76,679	$77,438
Average net assets (in thousands)	$90,137	$99,630	$78,978	$75,144	$74,618
Ratios to average net assets:[4]
Net investment loss	(0.24)%	(0.41)%	(0.56)%	(0.52)%	(0.31)%
Total expenses	1.88%[5]	1.75%[5]	1.78%[5]	1.79%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.75%	1.78%	1.79%	1.80%
Portfolio turnover rate	111%	132%	85%	75%	91%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Less than 0.01% of the Fund’s return consists of a voluntary payment to the Fund by the Manager.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.88%
Year Ended December 31, 2007	1.75%
Year Ended December 31, 2006	1.78%
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$10.13	$10.64	$10.38	$10.73	$10.68
Income (loss) from investment operations:
Net investment income (loss)[1]	.02	.01	(.01)	--2	.02
Net realized and unrealized gain (loss)	(4.49)	1.11	1.03	.85	1.05

Total from investment operations	(4.47)	1.12	1.02	.85	1.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.02)	--2	(.01)	(.02)
Distributions from net realized gain	(.03)	(1.61)	(.76)	(1.19)	(1.00)

Total dividends and/or distributions to shareholders	(.03)	(1.63)	(.76)	(1.20)	(1.02)
Net asset value, end of period	$5.63	$10.13	$10.64	$10.38	$10.73

Total Return, at Net Asset Value[3]	(44.13)%	10.34%	9.81%	7.72%	10.19%[4]

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,852	$55,175	$31,348	$18,814	$15,347
Average net assets (in thousands)	$49,633	$41,323	$24,317	$16,262	$14,488
Ratios to average net assets:[5]
Net investment income (loss)	0.25%	0.06%	(0.12)%	(0.02)%	0.16%
Total expenses	1.38%[6]	1.28%[6]	1.30%[6]	1.29%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.28%	1.30%	1.29%	1.35%
Portfolio turnover rate	111%	132%	85%	75%	91%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	0.10% of the Fund’s return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 10.09%.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.38%
Year Ended December 31, 2007	1.28%
Year Ended December 31, 2006	1.30%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER EQUITY FUND, INC.

Class Y Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$10.33	$10.81	$10.51	$10.85	$10.78
Income (loss) from investment operations:
Net investment income[1]	.07	.07	.05	.06	.08
Net realized and unrealized gain (loss)	(4.59)	1.13	1.06	.85	1.07

Total from investment operations	(4.52)	1.20	1.11	.91	1.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.07)	(.05)	(.06)	(.08)
Distributions from net realized gain	(.03)	(1.61)	(.76)	(1.19)	(1.00)

Total dividends and/or distributions to shareholders	(.07)	(1.68)	(.81)	(1.25)	(1.08)
Net asset value, end of period	$5.74	$10.33	$10.81	$10.51	$10.85

Total Return, at Net Asset Value[2]	(43.79)%	10.87%	10.50%	8.20%	10.87%[3]

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,904	$85,365	$59,686	$58,922	$57,103
Average net assets (in thousands)	$68,817	$65,220	$57,855	$54,643	$54,905
Ratios to average net assets:[4]
Net investment income	0.82%	0.61%	0.48%	0.51%	0.74%
Total expenses	0.80%[5]	0.72%[5]	0.73%[5]	0.75%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.72%	0.73%	0.75%	0.76%
Portfolio turnover rate	111%	132%	85%	75%	91%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	0.10% of the Fund’s return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 10.77%.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.72%
Year Ended December 31, 2006	0.73%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Equity Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as
F16 | OPPENHEIMER EQUITY FUND, INC.

Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
F17 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies during the period.
     Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
F18 | OPPENHEIMER EQUITY FUND, INC.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purposes

$8,894,086	$—	$597,452,281	$339,487,743

1.	As of December 31, 2008, the Fund had $321,893,472 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforward were as follows:

Expiring

2016	$321,893,472

2.	As of December 31, 2008, the Fund had $272,272,859 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	The Fund had $29,226 of post-October foreign currency losses which were deferred.

4.	The Fund had $3,256,724 of straddle losses which were deferred.

5.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F19 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Reduction to	Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments

$64,724	$64,724
     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$5,264,335	$125,119,146
Long-term capital gain	7,524,509	306,114,514

Total	$12,788,844	$431,233,660

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,858,195,906
Federal tax cost of other investments	1,453,939

Total federal tax cost	$1,859,649,845

Gross unrealized appreciation	$87,169,018
Gross unrealized depreciation	(426,656,761)

Net unrealized depreciation	$(339,487,743)

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect
F20 | OPPENHEIMER EQUITY FUND, INC.

the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F21 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Capital Stock
The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	25,431,066	$217,647,120	41,280,536	$488,942,598
Dividends and/or distributions reinvested	1,913,709	10,470,678	33,555,562	351,326,807
Redeemed	(58,066,051)	(476,782,383)	(36,299,615)	(423,155,153)

Net increase (decrease)	(30,721,276)	$(248,664,585)	38,536,483	$417,114,252

Class B
Sold	1,858,944	$14,661,088	3,072,552	$34,313,168
Dividends and/or distributions reinvested	58,179	297,061	2,007,558	19,734,288
Redeemed	(5,820,029)	(47,139,647)	(5,925,609)	(65,431,266)

Net decrease	(3,902,906)	$(32,181,498)	(845,499)	$(11,383,810)

Class C
Sold	3,163,795	$25,266,523	4,087,307	$45,225,796
Dividends and/or distributions reinvested	51,511	263,222	1,436,663	14,122,397
Redeemed	(4,300,055)	(33,351,327)	(1,963,154)	(21,768,592)

Net increase (decrease)	(1,084,749)	$(7,821,582)	3,560,816	$37,579,601

Class N
Sold	2,788,313	$23,577,276	3,296,725	$37,943,538
Dividends and/or distributions reinvested	24,545	131,728	612,804	6,293,493
Redeemed	(2,250,806)	(18,365,672)	(1,406,240)	(15,997,985)

Net increase	562,052	$5,343,332	2,503,289	$28,239,046

Class Y
Sold	1,809,811	$15,647,620	4,441,596	$49,933,453
Dividends and/or distributions reinvested	69,858	382,126	913,964	9,569,201
Redeemed	(2,495,940)	(21,241,017)	(2,613,834)	(30,416,691)

Net increase (decrease)	(616,271)	$(5,211,271)	2,741,726	$29,085,963

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$2,670,790,603	$2,927,825,469
F22 | OPPENHEIMER EQUITY FUND, INC.

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Over $500 million	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid $3,992,671 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan
F23 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class C and Class N shares were $3,117,033 and $880,775, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 31, 2008	$358,353	$9,771	$143,639	$13,640	$1,441
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended December 31, 2008, OFS waived $13,200, $21,460, $9,987 and $2,981 for Class B, Class C, Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2008, the Manager waived $51,243 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
F24 | OPPENHEIMER EQUITY FUND, INC.

     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
7. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F25 | OPPENHEIMER EQUITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Oppenheimer Equity Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
F26 | OPPENHEIMER EQUITY FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.0283 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 12, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2008 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $35,853,519 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2008, $72,372 or 1.37% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
19 | OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
20 | OPPENHEIMER EQUITY FUND, INC.

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy and Marc Baylin, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as Directors or Trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds advised by other investment advisers. The Board considered that the Fund outperformed its performance universe median during the one-, three-, five-, and ten-year periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and large-cap core funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and
21 | OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
22 | OPPENHEIMER EQUITY FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
23 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003) and Director (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995- 2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 1998) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 1999) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1990) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment
24 | OPPENHEIMER EQUITY FUND, INC.

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	(philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2000) Age: 66	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director, President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer
25 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Continued	agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baylin and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Marc Baylin, Vice President and Portfolio Manager (since 2007) Age: 41	Vice President of the Manager and a member of the Manager’s Growth Equity Investment Team (since September 2005); a Chartered Financial Analyst; Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management (June 2002 -August 2005); Vice President, Analyst (from June 1993) and Portfolio Manager (March 1999-June 2002) of T. Rowe Price. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER EQUITY FUND, INC.

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Vice President & Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.525.7048.
27 | OPPENHEIMER EQUITY FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,900 in fiscal 2008 and $22,500 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $55 in fiscal 2008 and $2,391 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees fiscal 2008 and $32,732 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings, compliance review and professional services for 22c-2 program.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $55 in fiscal 2008 and $35,123 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Equity Fund, Inc.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	02/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	02/11/2009

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	02/11/2009